UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 6, 2009

DAXOR CORPORATION
(Exact Name as Specified in its Charter)

Commission File Number 0-12248

New York	13-2682108
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

350 Fifth Ave
Suite 7120
New York, New York 10118
(Address of Principal Executive Offices & Zip Code)

Registrant’s Telephone Number:	(212) 244-0555
(Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On Monday, July 6, 2009, Mr. John Reyes Guerra, one of the Corporation’s named executive officers, communicated his intention to resign from his position as Vice President of Sales and Marketing.

          Mr. Reyes Guerra’s resignation will be effective as of Monday, August 3, 2009. Mr. Reyes Guerra will be assisting in the transition of his duties to another member of our staff before August 3, 2009.

Signatures

Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Daxor Corporation (Registrant)

Date: July 8, 2009	By:	/s/ Dr. Joseph Feldschuh

President and Chief Executive Officer
Principal Executive Officer